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
                                                                                                                EXHIBIT 10.141
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                                                  PURCHASE ORDER
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/07/95          1 OF 5            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001847
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               000
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------

                                    NOTE: THIS PURCHASE ORDER REPLACES PURCHASE ORDER #0006083, DATED 10/05/96.
                                    PLEASE REFERENCE THIS NEW PURCHASE ORDER #20A001847 ON ALL FUTURE CORRESPONDENCE,
                                    ACKNOWLEDGEMENTS, PACKING SLIPS, AND INVOICES.

                                    REFERENCE AI #96-2

                                    NOTE: FIRM PRICING RECEIVED FOR THE FOLLOWING ITEMS PER REFERENCED QUOTE NUMBER:

                                    ITEM #1 - REFERENCE QUOTE #105147

                                    NOTE: FIRM PRICING IS REQUIRED IN WRITING BEFORE ANY PRODUCT(S) MAY BE SHIPPED.
                                    FAILURE TO SUPPLY FIRM PRICING CAN RESULT IN DELAYED PAYMENTS.

   1        2800          EA        501-1215-000                                                       313.01        876428.00
                                    S2000 Home Unit w/Tone Dial Assembly,
                                    Version II, Canada, Field

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------

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
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
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                                                  PURCHASE ORDER
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/07/95          2 OF 5            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001847
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               000
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                    Revision C

                                    SERIAL NUMBER SEQUENCE:

                                    P/N #501-1215-000 -- SERIAL NUMBERS FROM 52157 THRU 54956

                                    DELIVERY SCHEDULE:

                                    ITEM NUMBER         QUANITY         DELIVERY DATE
                                    501-1215-000          400              1/02/96
                                                          450              2/01/96
                                                          450              3/01/96
                                                          500              4/01/96
                                                          500              5/01/96
                                                          500              6/01/96

                                                   DELIVERY SCHEDULE REQUIREMENT

                                    THE VENDOR MUST NOTIFY NIELSEN MEDIA RESEARCH AT EXT. 3070 OR EXT. 2961 PRIOR TO SHIPPING
                                    ANY PRODUCTS THAT DO NOT MEET A MINIMUM INVOICE TOTAL OF $1,500.00 ANY DEVIATIONS

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


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
------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/07/95          3 OF 5            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001847
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               000
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------

                                    FROM THIS PROCEDURE COULD RESULT IN THE REFUSAL OF SUCH DELIVERIES OR A DELAY
                                    IN PAYMENT ASSOCIATED WITH SUCH DELIVERIES.

                                    NOTE:
                                    THIS ORDER IS 100% TOTAL TURNKEY. WORKMANSHIP PER 011-0043-000 NIELSEN
                                    WORKMANSHIP STANDARDS.

                                    FIRST ARTICLE REQUIRED SELLER SHALL NOT FORWARD QUANTITY
                                    SHIPMENTS UNTIL BUYER HAS APPROVED IN WRITING. SELLERS FIRST
                                    ARTICLE PROCESSED OR FABRICATED BY MEANS OF THE TOOLING AND
                                    PROCESS METHOD TO BE USED IN SUCH QUANTITY PRODUCTION.
                                    SELLER SHALL SUBMIT ALL REQUESTS FOR FIRST ARTICLE EITHER BY
                                    FAX OR MAIL. ABSOLUTELY NO PRODUCTION SHALL BEGIN WITHOUT
                                    AN APPROVAL OF SAID FIRST ARTICLE BY NIELSEN. ALL PC WORK
                                    SUBMITTED FOR FABRICATION SHALL HAVE A FIRST ARTICLE
                                    PERFORMED ON THE ART WORK ONLY. THIS SHALL BE RETURNED TO
                                    NIELSEN BY WAY OF A FAX TRANSMITTAL OR BY MAIL. COMPLETE
                                    PRINT PACKAGE ENCLOSED WITH PO IF APPLICABLE WHICH INCLUDES:
                                    ASSEMBLY DRAWINGS AND BILL OF MATERIALS.

                                    CONTACT EITHER RON WIEDLER AT EXT. 7179 OR ALAN WHEELER AT


----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


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
------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/07/95          4 OF 5            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001847
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               000
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------

                                    EXT. 7142 AND ARRANGE FOR THE ABOVE FIRST ARTICLE INSPECTION.

                                    NIELSEN MEDIA RESEARCH REQUIRES YOUR ACKNOWLEDGEMENT OF RECEIPT OF THIS PURCHASE
                                    ORDER.  PLEASE NOTE DEVIATIONS I.E.: DESCRIPTION, QUANTITY, PRICE, TERMS OF PAYMENT, FOB,
                                    DELIVERY PROMISE DATE(S) AND RETURN PROMPTLY TO THE ATTN OF PENNY HASELOFF (EXT. 3070)
                                    OR ROBERTA MURGO (EXT. 3076).  TIME IS OF THE ESSENCE!!!

                                    TERMS: NET 30-DAYS TO ALLOW FOR PURCHASER'S RIGHT OF INSPECTION.  THE CREDIT PERIOD
                                    SHALL NOT BEGIN TO RUN UNTIL PURCHASER HAS RECEIVED VENDOR'S INVOICE OR UNTIL 5-DAYS
                                    AFTER PURCHASER'S RECEIPT OF THE GOODS, WHICHEVER IS LATER.  IF PURCHASER PARTIALLY
                                    REJECTS A SHIPMENT BECAUSE PART OF THE GOODS ARE NON-CONFORMING THE CREDIT PERIOD AS TO
                                    THE PART SO REJECTED SHALL NOT BEGIN TO RUN UNTIL 5-DAYS AFTER PURCHASER'S RECEIPT OF
                                    CONFORMING GOODS.

                                    NOTE: THIS PURCHASE ORDER IS TAX EXEMPT.  NIELSEN MEDIA RESEARCH'S TAX ID NUMBER:
                                    78-11-015003-69.


----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/07/95          5 OF 5            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001847
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               000
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL     $876428.00
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY             /s/ TIMOTHY L. RUSSELL
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


                       ADDITIONAL TERMS AND CONDITIONS

1. CONTRACT: This purchase order together with any documents incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties. Any proposals for modification of this agreement made by Vendor in accepting or acknowledging this order are rejected by Purchaser. Purchaser objects to all Vendor communications preceding this Purchase Order purporting to confirm any agreement between Purchaser and Vendor as to the subject matter hereof. Performance of this order by Vendor shall be deemed acceptance by Vendor of all the terms and conditions of this agreement. Any contract resulting herefrom shall be governed, construed and enforced by and under the laws of the State of Illinois.

2. CHANGES: Purchaser shall have the right at any time prior to the delivery date of the product to make changes in drawings, designs, specifications, packaging, time and place of delivery and method of transportation. If any such changes cause an increase or decrease in the cost, or the time required for the performance, or other wise effect any other provision of this agreement, an equitable adjustment shall be made promptly and this agreement shall be modified in writing accordingly.

3. WARRANTY: Vendor warrants that the product will be merchantable, be free from all defects of material and workmanship and conform to the description, that Vendor will convey good title thereto, and that the product will be delivered free from any security interest or any other lien or encumbrance. When the product is made according to Vendor's design, Vendor warrants that the product will be fit for the purposes intended by Purchaser. These warranties shall survive and shall not be deemed waived by acceptance and/or payment and shall run to Purchaser and its successors, assigns, employees and customers. Vendor shall be liable for all damages resulting from a breach of any of these warranties or any other term or condition of this agreement.

4. PATENTS: Vendor shall indemnify and save Purchaser harmless from any liability, loss, damage, judgement or award, including costs and expense, arising out of any claims or suits for infringement of patents or other rights purporting to cover the product itself, its method of manufacture or its normal intended use. Vendor shall at his own expense defend Purchaser in such claims or suits provided Purchaser shall give Vendor prompt notice in writing of such claims or suits and shall supply at Vendor's expense all needed information.

5. CONFIDENTIALITY: If, in the fulfillment of this contract, confidential information is disclosed to Vendor, Vendor agrees to hold it in the strictest confidence and not to use or disclose it for any purpose except as necessary to Vendor's performance under this agreement.

6. FORCE MAJEURE: Neither party shall be liable for failure or delay in the shipment or acceptance of the product if prevented by the occurrence of a contingency the non-occurrence of which was a basic assumption on which this agreement was made or by compliance in good faith with any applicable governmental regulation, whether valid or invalid. Each party shall promptly notify the other of any such occurrence. In such an event, Purchaser may require Vendor to allocate the available supply of product to Purchaser on a nondiscriminatory basis with other customers of Vendor. At the option of Purchaser any quantity not shipped as scheduled shall be deducted from the total quantity purchased by Purchaser or rescheduled for late delivery. Risk of loss is upon Vendor until actual delivery of the product at point of destination.

7. PRICE: If price is not stated in this order, the product shall be billed at the price last quoted or paid, or the prevailing market price, whichever is lower. If any amount is subsequently found to exceed such applicable maximum, the excess paid shall be refunded. The cash discount period, if any, shall be computed as commencing with receipt of the invoice or the product, whichever is later. Unless expressly provided on the reverse side hereof, all taxes on the production, delivery, or sale of the product shall be paid by Vendor and no extra charges shall be paid by Purchaser for any packaging, packing material or other similar or dissimilar items.

8. CANCELLATION: Without prejudice to any rights or remedies, Purchaser may cancel this agreement in whole or in part if the product is defective or not delivered to Purchaser as scheduled, or if Vendor fails to comply with any of the terms or conditions of this agreement. Purchaser may cancel this agreement in whole or in part at any time prior to acceptance without cause by paying Vendor those actual out-of-pocket expenses which it demonstrates were necessary and incurred specifically for performance under this Purchase Order; cannot be recovered from third party suppliers; and pertain to work product, goods or services which cannot be applied to performance of Vendor's other business.

9. COMPLIANCE WITH LAWS: Vendor shall comply with all federal, state and local laws and regulations applicable to the production, sale and delivery of the product. Vendor warrants that the product is produced in compliance with the applicable requirements of the Fair Labor Standards Act of 1938, as amended, and all regulations and orders of the U.S. Department of Labor issued thereunder. Vendor also warrants that the product is produced in compliance with the President's Executive Order 11246, Part 11, Sub part B,
    Section 202, relating to Equal Employment Opportunity, which section is incorporated herein by reference. Upon request of Purchaser, Vendor shall supply written certificates as to the foregoing. We are an equal
    Employment Opportunity Employer; in compliance with Title 7, Civil Rights Act 1964, Executive Order 11246 and Revised Order 4; Section 402 of the Vietnam Era Veterans Readjustment Assistance Act of 1974 and Section 503 of the Rehabilitation Act of 1973.

10. NON-ASSIGNMENT: Any assignment or delegation by Vendor of this agreement or any payment due hereunder without the prior written consent of Purchaser shall be void.

11. DELIVERY: If delivery date is unspecified, Purchaser may cancel this agreement in whole or in part if Vendor fails to deliver the product within thirty (30) days from the date of this order. If specified on the reverse side hereof, time, rate and manner of delivery are essential to this order, Purchaser reserves the right to cancel this order and reject the goods upon default by Vendor in such time, rate or manner of delivery. Purchaser also reserves the right to refuse shipments made in advance of the delivery schedule appearing on the reverse side hereof.

12. INSPECTION: The product is subject to Purchaser's inspection and approval within a reasonable time after delivery notwithstanding any prior payment. Purchaser, without prejudice to any other rights or remedies, shall have the right to reject defective product and, at Vendor's risk and expense, return it to Vendor or dispose of it according to Vendor's instructions. No product returned as defective shall be replaced with the written consent of Purchaser.

13. REMEDIES CUMULATIVE: Purchaser's remedies shall be cumulative and any remedies herein specified do not exclude any remedies allowed by law. Waiver of any breach shall not constitute waiver of any other breach of the same or any other provision. Acceptance of any items of payment therefore shall not waive any breach.